EXHIBIT 3 TO FORM 10-Q
                      (By-laws, Articles of Incorporation)
                       ----------------------------------



Exhibit    Page
No.        No.        Description
-------    ----       -----------
  3.1      *          Articles of Incorporation
  3.2      *          Articles of Merger of Cimetrix (USA) Incorporated with
                      Cimetrix Incorporated
  3.3      E-3.1      Amended Bylaws

--------------------------------------------------------------------------------
*Incorporated by reference (See exhibit listing above in ITEM 6. Exhibits and Reports on Form 8-K.)

                                   Exhibit 3.3
                      (Amended Bylaws, dated June 20, 2001)



                              CIMETRIX INCORPORATED


                                     BY-LAWS
                                     -------

ARTICLE I--OFFICES


Section 1.1  Office
-------------------

     The principal office of the corporation within the state of Nevada shall be located at The Corporation Trust Company, One East First Street, Washoe County, Reno, NV 89501.

Section 1.2  Other Offices
--------------------------

     The corporation may also have such other offices, either within or without the state of Nevada, as the Board of Directors may from time to time determine or the business of the corporation may require.

                            ARTICLE II--STOCKHOLDERS

Section 2.1  Annual Meeting
---------------------------

     An annual meeting of the stockholders, for the selection of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at a location designated by the Board of Directors on a date selected by the Board of Directors during the month of May each year.

Section 2.2 Special Meetings

     Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Board of Directors, the President, the chief executive officer, or their holders of not less than one-tenth of all the shares entitled to vote at the meeting, and shall be held at such a place, on such date, and at such time as they or he shall fix.

Section 2.3 Notice of Meetings
------------------------------

     Written  notice  of  the  place,  date  and  time  of all  meetings  of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the laws of the state of Nevada or the Articles of Incorporation).


                                      E-3.1

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 2.4 Quorum
------------------

     At any meeting of the stockholders, the holders of a majority of all of the shares of the stack entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

     If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of the stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

     If a notice of any adjournment special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

Section 2.5 Organization
------------------------

     Such person as the Board of Directors may have designated or, in the absence of such a person, the highest ranking officer of the corporation who is present shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 2.6 Conduct of Business
-------------------------------

     The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

Section 2.7 Proxies and Voting
------------------------------

     At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

     Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law.

     All voting, except on the election of directors and where otherwise required by law, my be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.


                                      E-3.2

Section 2.8 Stock List
----------------------

     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.



     The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 2.9 Participation in Meetings by Conference Telephone
-------------------------------------------------------------

     Any action, except the election of directors, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power; provided:

     (a) That if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required; and

     (b) That this general provision shall not supersede any specific provision for action by written consent required by law.


                         ARTICLE III--BOARD OF DIRECTORS

Section 3.1 Number and Term of Office
-------------------------------------

     The number of directors who shall constitute the whole board shall be such number not less than three (3) nor more than nine (9) as the Board of Directors shall at the time have designated. Each director shall be selected for a term of one year and until his successor is elected and qualified, except as otherwise provided herein or required by law.

     Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.


                                      E-3.3

Section 3.2 Vacancies
---------------------

     If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his successor is elected and qualified.

Section 3.3 Regular Meetings
----------------------------

     Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.4 Special Meetings
----------------------------

     Special meetings of the Board of Directors may be called by one-third of the directors then in office or by the chief executive officer and shall be held at such place, on such date and at such time as they or he shall fix. Notice of the place, date and time of each such special meeting shall be given by each director by whom it is not waived by mailing written notice not less than three days before the meeting or by telegraphing the same not less than eighteen hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.5 Quorum
------------------

     At any meeting of the Board of Directors, a majority of the total number of the whole board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time without further notice or waiver thereof.

Section 3.6 Participation in Meetings by Conference Telephone
-------------------------------------------------------------

     Members of the Board of Directors or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment that enables all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

Section 3.7 Conduct of Business
-------------------------------

     At any meeting of the Board of Directors, business shall be transacted in such order and manner as the board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise proved herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

Section 3.8 Powers
------------------

     The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the corporation, including, without limiting the generality of the foregoing, the unqualified power:

     (a)  To declare dividends from time to time in accordance with law;



                                      E-3.4

     (b) To purchase or otherwise acquire and property, rights or privileges on such terms as it shall determine;

     (c) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

     (d) To remove an officer of the corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

     (e) To confer upon any officer of the corporation the power to appoint, remove and suspend subordinate officers and agents;

     (f) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers and agents of the corporation and its subsidiaries as it may determine;

     (g) To adopt from time to time such insurance, retirement and other benefit plans for directors, officers, and agents of the corporation and its subsidiaries as it may determine; and

     (h) To adopt from time to time regulations, not inconsistent with these By-laws, for the management of the corporation's business and affairs.

Section 3.9 Compensation of Directors
-------------------------------------

     Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and others compensation for the services as directors, including, without limitation, their services as members of committees of the directors.

Section 3.10 Interested Directors
---------------------------------

     Directors and officers shall excise their powers in good faith and with a view to the interests of the corporation. No contract or other transaction between the corporation and one or more of its directors or officers, or between the corporation and any corporation, firm or association in which one or more of its directors or officers are directors or officers are financially interested, is either void or voidable solely for this reason or solely because any such director or other officer is present at the meeting of the Board of Directors or a committee thereof which authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for such purpose, if the circumstances specified in any of the following paragraphs exist:

     (a) The fact of the common directorship or financial interest is disclosed or known to the Board of Directors or committee and noted in the minutes, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of such director or directors.

     (b) The fact of the common directorship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote; the vote of the common or interested directors or officers shall be counted in any such vote of stockholders.



                                      E-3.5

     (c) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies a contract or transaction, and if the votes of the common or interested are not counted at such meeting, then a majority of the disinterested directors may authorize, approve or ratify a contract or transaction.


                             ARTICLE IV--COMMITTEES

Section 4.1 Committees of the Board of Directors
------------------------------------------------

     The Board of Directors, by a vote of a majority of the whole board, may from time to time designate committees of the board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the board and shall, for those committees and any other provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternative members, who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend or to authorize the issuance of stock if the resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 4.2 Conduct of Business
-------------------------------

     Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                               ARTICLE V--OFFICERS

Section 5.1 Generally
---------------------

     The officers of the corporation shall consist of a president, one or more vice-presidents, a secretary, a treasurer and such other subordinate officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any number of offices may be held by the same person, except that the offices of president and secretary shall not be held by the same person.


                                      E-3.6

Section 5.2 President
---------------------

     The president shall have the responsibility for the general management and control of the affairs and business of the corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him by the Board of Directors. He shall have power to sign all stock certificates, contracts and other instruments of the corporation which are authorized. He shall have general supervision and direction of all of the other officers and agents of the corporation.

Section 5.3 Vice-President
--------------------------

     Each vice-president shall perform such duties as the Board of Directors shall prescribe. In the absence or disability of the president, the vice-president who has served in such capacity for the longest time shall perform the duties and exercise the powers of the president.


Section 5.4 Treasurer
---------------------

     The treasurer shall have the custody of the monies and securities of the corporation and shall keep regular books of the account. He shall make such disbursements of the funds of the corporation as are proper and shall render from time to time an account of all such transactions and of the financial condition of the corporation.

Section 5.5 Secretary
---------------------

     The secretary shall issue all authorized notices from, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He shall have charge of the corporate books.


Section 5.6 Delegation of Authority
-----------------------------------

         The Board of Directors may, from time to time, delegate the powers or duties of any officers to any other officers or agents, notwithstanding any provision hereof.

Section 5.7 Removal
-------------------

     Any officer of the corporation may removed at any time, with or without cause, by the Board of Directors.

Section 5.8 Action with Respect to Securities of Other Corporation
------------------------------------------------------------------

         Unless otherwise directed by the Board of Directors, the president shall have power to vote and otherwise act on behalf of the corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this corporation may hold securities and otherwise to exercise any and all rights and powers which this corporation may possess by reason of its ownership of securities in such other corporation.


                                      E-3.7

                   ARTICLE VI - INDEMNIFICATION OF DIRECTORS,
                               OFFICERS AND OTHERS

Section 6.1 Generally
---------------------

     The corporation shall indemnify any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or other, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     The corporation shall indemnify any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorney's fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification shall not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 6.2 Expenses
--------------------

     To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.1 of this Article, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense. Expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.


                                      E-3.8

Section 6.3 Not Exclusive of Other Rights
-----------------------------------------

     The indemnification provided by this Article shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding such office, and shall continue for a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person, except that indemnification, unless ordered by a court pursuant to Section 6.1 of this Article or for the advancement of expenses made pursuant to Section 6.2 of this Article, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or knowing violation of the law and was material to the cause of action."

     RESOLVED FURTHER: That the officers of the Company, in consultation with legal counsel, are hereby authorized and directed to take all action and execute all documents on the Company's behalf which they determine necessary or appropriate to effect the amendment to Article VI of the Bylaws, including the preparation of Amended Bylaws;

     RESOLVED FURTHER: That the Board of Directors hereby approves and adopts the new Indemnification Agreements for officers and directors of the Company in the form attached hereto as Exhibit "A" and by this reference made a part hereof, which provide for the indemnification of the Company's officers and directors; and

     RESOLVED FURTHER: That the officers of the Company, in consultation with legal counsel, are hereby authorized and directed to take any actions they determine necessary or appropriate to effect the consummation of an
Indemnification Agreement with each of the officers and directors of the Company.

     The undersigned direct that this Action by Unanimous Written Consent of the Board of Directors ("Action by Unanimous Written Consent") be filed with the Company's minutes. This Action by Unanimous Written Consent may be signed by facsimile and in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. This Action by Unanimous Written Consent is effective as of the date that consent shall be received from the directors of the Company.

Section 6.4 Not Exclusive of Other Rights
-----------------------------------------

     The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders or interested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.



                                      E-3.9

Section 6.5 Insurance
---------------------

     The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

     The corporation's indemnity of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, join venture, trust or other enterprise, shall be reduced by any amounts such person may collect as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the corporation or
(ii) from such other corporation, partnership, join venture, trust or other enterprise.

Section 6.6 Violation of Law
----------------------------

     Nothing contained in this Article, or elsewhere in these By-laws, shall operate to indemnify any director or officer if such indemnification is for any reason contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, the Securities Exchange Act of 1934, or any other applicable state or federal law.

Section 6.7 Coverage
--------------------

     For the purposes of this Article, references to "the corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, join venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

                               ARTICLE VII--STOCK

Section 7.1 Certificates of Stock
---------------------------------

     Each stockholder shall be entitled to a certificate signed by, or in the name of the corporation by, the President or a Vice-president, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him. Any of or all the signatures on the certificate may be facsimile.

Section 7.2 Transfers of Stock
------------------------------

     Transfers of stock shall be made only upon the transfer books of the corporation kept at an office of the corporation or by transfer agents designated to transfer shares of the stock of the corporation. Except where a certificate is issued in accordance with Section 7.4 of Article VII of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.


                                      E-3.10

Section 7.3 Record Date
-----------------------

     The Board of Directors may fix a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof; to express consent to corporate action in writing without a meeting; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect of any change, conversion or exchange of stock or with respect to any other lawful action.

Section 7.4 Lost, Stolen or Destroyed Certificates
--------------------------------------------------

     In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 7.5 Regulations
-----------------------

     The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulation as the Board of Directors may establish.

                              ARTICLE VIII--NOTICES

Section 8.1 Notices
-------------------

     Whenever notices is required to be given to any stockholder, director, officer, or agent, such requirement shall not be construed to mean personal notice. Such notice may in every instance be effectively given by depositing a writing in a post office or letter box, in a postpaid, sealed wrapper, or by dispatching a prepaid telegram, addressed to such stockholder, director, officer, or agent at his or her address as the same appears on the books of the corporation. The time when such notice is dispatched shall be the time of the giving of the notice.

Section 8.2 Waivers
-------------------

     A written waiver of any notice, signed by a stockholder, director, officer or agent, whether before or after the time of the event for which notice is given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.


                            ARTICLE IX--MISCELLANEOUS

Section 9.1 Facsimile Signatures
--------------------------------

     In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors of a committee thereof.


                                      E-3.11

Section 9.2 Corporate Seal
--------------------------

     The Board of Directors may provide a suitable seal, containing the name of the corporation, which seal shall be in the charge of the secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the treasurer or by the assistant secretary or assistant treasurer.

Section 9.3 Reliance Upon Books, Reports and Records
----------------------------------------------------

     Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

Section 9.4 Fiscal Year
-----------------------

     The fiscal year of the corporation shall be as fixed by the Board of Directors.

Section 9.5 Time Periods
------------------------

     In applying any of these By-laws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

                              ARTICLE X--AMENDMENTS

Section 10.1 Amendments
-----------------------

     These By-laws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.


                            CERTIFICATE OF SECRETARY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby certify that the undersigned is the secretary of Cimetrix Incorporated, a corporation duly organized and existing under and by virtue of the laws of the state of Nevada; that the above and foregoing By-laws of said corporation were duly and regularly adopted as such by the Board of Directors of said corporation at a meeting of said board, which was duly held on the____ day of __________, 2001; and that the above and foregoing By-laws are now in full force and effect.

         Dated this _____ day of ___________, 2001.


         Secretary



                                      E-3.12